UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018
ORGANOVO HOLDINGS, INC.
(Exact name of registrant as specified in its charter) Commission File Number: 001-35996

Delaware	27-1488943
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6275 Nancy Ridge Dr., San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 224-1000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On December 4, 2018, the Board of Directors (the “Board”) of Organovo Holdings, Inc. (the “Company”), authorized and approved: (i) an increase in the size of the Board from seven (7) to eight (8) members, (ii) the appointment of David Shapiro, M.D. to the Board as Class I Director, effective December 4, 2018. The Company issued a press release announcing the appointment of Dr. Shapiro.  A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

David Shapiro, M.D. has served as the Chief Medical Officer for Intercept Pharmaceuticals, Inc. (“Intercept”), a publicly-traded biopharmaceutical company, since November 2017, having previously served as Intercept’s Chief Medical Officer and Executive Vice President, Development since 2008. Dr. Shapiro has over 30 years of clinical development experience in the pharmaceutical industry. Dr. Shapiro founded a consulting company, Integrated Quality Resources, that focused on development stage biopharmaceutical companies and was active in this role from 2005 to 2008. From 2000 to 2005, Dr. Shapiro was Executive Vice President, Medical Affairs and Chief Medical Officer of Idun Pharmaceuticals, Inc., prior to its acquisition by Pfizer Inc. From 1995 to 1998, he was President of the Scripps Medical Research Center at Scripps Clinic. He also served as Vice President, Clinical Research at Gensia and as Director and Group Leader, Hypertension Clinical Research at Merck Research Laboratories from 1985 to 1990. Dr. Shapiro has authored more than 20 peer-reviewed publications and organized and chaired several conferences aimed at improving product development. Dr. Shapiro served for two terms on the Executive Committee of the Board of the American Academy of Pharmaceutical Physicians. Dr. Shapiro was a director of Arcturus Therapeutics Ltd., a publicly-traded drug delivery and RNA medicines company, from November 2017 to May 2018. Dr. Shapiro received his medical degree from Dundee University & Medical School, and undertook his postgraduate medical training in the university affiliated hospitals in Oxford, United Kingdom and the University of Vermont. He is an elected Fellow of both the Royal College of Physicians of London and the Faculty of Pharmaceutical Physicians of the United Kingdom.

In appointing Dr. Shapiro as a director, the Board considered Dr. Shapiro’s medical, regulatory and clinical leadership experience at Intercept and other biotechnology companies. Specifically, Dr. Shapiro’s many years of experience in managing and supervising the clinical development and commercialization of biotechnology products allow him to contribute management insight to the Board, particularly in the area of clinical and regulatory strategy.

The Company’s non-employee director compensation program for fiscal 2019 includes an annual cash retainer of $50,000, plus additional cash retainers for service on the Board’s standing committees. Under this program, Dr. Shapiro received an initial grant of a stock option award to purchase 46,500 shares of the Company’s common stock with an exercise price of $1.01 per share, the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant (the “Initial Option Award”).  The Initial Option Award will vest quarterly over three years measured from a vesting start date of December 4, 2018, subject to accelerated vesting in the event of a change of control.  Additionally, Dr. Shapiro will receive a pro-rated annual grant of a stock option award to purchase 30,000 shares of the Company’s common stock with an exercise price of $1.01 per share (the “Annual Option Award”).  The Annual Option Award will vest on the earlier of twelve months from December 4, 2018, or the day prior to the 2019 annual meeting of stockholders, subject to accelerated vesting in the event of a change of control. Each Initial and Annual Award is subject to the terms and conditions of the Company’s 2012 Equity Incentive Plan, and is subject to a Stock Option Award Agreement in the form previously approved by the Board for issuance to the Company’s non-employee directors. The Company’s form of Non-Employee Director Stock Option Award Agreement was filed with the Securities and Exchange Commission on June 9, 2015 as Exhibit 10.35 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2015 and is incorporated herein by reference.

The Company also entered into an Indemnification Agreement with Dr. Shapiro. This Indemnification Agreement provides for indemnification and advancement of litigation and other expenses to Dr. Shapiro to the fullest extent permitted by law for claims relating to his service to the Company or its subsidiaries. The Indemnification Agreement is identical in all material respects to the indemnification agreements entered into with the Company’s other directors and officers. The Company’s form of indemnification agreement was filed with the Securities and Exchange Commission on February 13, 2012 as Exhibit 10.17 to the Company’s Current Report on Form 8-K and is incorporated by reference herein.

There are no family relationships between Dr. Shapiro and any of the Company’s directors or executive officers, and there were no arrangements or understandings by which Dr. Shapiro was named a director.  In April 2017, the Company entered into a standard services agreement with Intercept.  Under this Agreement, the Company provided ExViveTM Liver Tissue Services for Intercept in the amount of $185,000, pursuant to standard terms and conditions consistent with the Company’s practices.  The services agreement concluded in March 2018.  Dr. Shapiro has no other direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d)

Exhibit No.	Exhibits
10.1

Form of Non-Employee Director Stock Option Award Agreement (incorporated by reference to Exhibit 10.35 to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015 filed with the Securities and Exchange Commission on June 9, 2015).

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2012).
99.1	Press Release, dated December 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date: December 6, 2018	/s/ Taylor Crouch
Taylor Crouch
Chief Executive Officer and President